Exhibit 10.9

Certain confidential information contained in this exhibit have been omitted by means of redacting a portion of the text and replacing it with [***], pursuant to Regulation S-K Item 601(b) of the Securities Act of 1933, as amended. Certain confidential information has been excluded from this exhibit because it is: (i) not material; and (ii) the registrant treats such information as private or confidential.

SECOND AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED LICENSE AGREEMENT

This second amendment (the “Second Amendment”) to the Amended, Restated and Consolidated License Agreement dated June 27th, 2012 by and between The University of North Carolina at Chapel Hill (“University”) and Novan, Inc. (“Licensee”), as amended by the First Amendment to Amended, Restated and Consolidated License Agreement dated November 30, 2012 (hereinafter referred to as the “Agreement”), is effective as of April 12, 2016.

WHEREAS, the parties now wish to amend the Agreement to update Appendix A of the Agreement to include the Improvement known as [***] as a University Invention and;

WHEREAS, the parties agree to be bound by the terms and conditions of the Agreement, as amended herein;

NOW THEREFORE, the parties agree as follows:

1.The following Improvement is deemed to be included in the University Inventions, and all patents and/or patent applications claiming such Improvement are deemed to be included in the Patent Rights for all purposes under the Agreement, including but not limited to the license granted to Licensee and Its Affiliates pursuant to Section 2.2 of the Agreement:
• [***]

2.Appendix A of the Agreement is hereby deleted in the entirety and replaced with the attached Appendix A.

3.Capitalized terms used herein have the same meaning as was given them in the Agreement.

4.Other than as amended herein, the Agreement remains in full force and effect.

5.This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts (including by facsimile transmission or PDF signature), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Agreement, as indicated below.

THE UNIVERSITY OF NORTH	NOVAN INC.
CAROLINA AT CHAPEL HILL

/s/ Jacqueline Quay	/s/ Emily K. Hales
Jacqueline Quay	Name: Emily K. Hales
Director of Licensing,	Title: Corporate Counsel
Office of Commercialization
and Economic Development

4/22/2016	5/6/2016
Date	Date

Acknowledged and Agreed:

INVENTORS

/s/ Mark Schoenfisch
Mark Schoenfisch

/s/ Robert Soto
Robert Soto

APPENDIX A
Patent Rights

University Invention

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